Exhibit 10.2

AMENDMENT NO. 5 TO AMENDED AND
RESTATED CREDIT AGREEMENT

     This AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment No. 5”), dated as of October 13, 2004 and effective as of the Amendment Effective Date (as defined below), is made among GENCORP INC., an Ohio corporation (the “Borrower”), DEUTSCHE BANK TRUST COMPANY AMERICAS, for itself, as a Lender and as Administrative Agent for the Lenders (the “Administrative Agent”), and the other Lenders signatory to the hereinafter defined Credit Agreement.

RECITALS

     A. The Administrative Agent, the Lenders and the Borrower are party to that certain Amended and Restated Credit Agreement dated as of December 28, 2000 and amended and restated as of October 2, 2002 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement and Limited Waiver and Consent dated as of July 29, 2003 (“Amendment No. 1”), that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of August 25, 2003 (“Amendment No. 2”), that certain Amendment No. 3 to Amended and Restated Credit Agreement and Limited Waiver dated as of December 31, 2003 (“Amendment No. 3”), and that certain Amendment No. 4 to Amended and Restated Credit Agreement, Consent and Waiver dated as of August 30, 2004 (“Amendment No. 4”), (collectively with Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

     B. On and subject to the terms and conditions hereof, the Administrative Agent, the Lenders and the Borrower wish to amend certain provisions of the Credit Agreement as set forth herein, all subject to the express terms and conditions specified in this Amendment No. 5.

     C. This Amendment No. 5 shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment No. 5; capitalized terms used herein without definition are so used as defined in the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

     1. Amendments to Credit Agreement. On the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

     (a) Section 4.4(d) of the Credit Agreement shall be amended by deleting the last five sentences of such subsection in their entirety and inserting the following sentences in lieu thereof:

“Furthermore, notwithstanding anything to the contrary in this Section 4.4(d), upon receipt thereof, subject to the provisions of this subsection, an amount equal to 100% of the Net Sale Proceeds of the Automotive Business Sale shall be made available to the Borrower and applied, in part, on the date of receipt thereof, as follows: (A) the Borrower shall repay, pro rata, the outstanding Revolving Loans (without a permanent reduction of the Revolving Commitments) pursuant to Section 4.5(a), and (B) the Borrower shall deposit $70,000,000 of such Net Sale Proceeds (the “Retained Amount”) into a designated account of the Borrower at a domestic office of one of the Lenders (the “Retained Proceeds Account”). The Retained Amount shall not be withdrawn from the Retained Proceeds Account by the Borrower except as provided in the last sentence hereof. Amounts held in the Retained Proceeds Account shall be pledged to the Lenders and held as cash collateral on behalf of all of the Lenders by the Lender with which the Retained Proceeds Account is established (and such Lender shall act as collateral sub-agent for the Collateral Agent in accordance with this Agreement). The Retained Amount shall be invested solely in Cash and Cash Equivalents. Notwithstanding anything in this Agreement to the contrary, including, without limitation Section 12.1(a), amounts held in the Retained Proceeds Account shall not be released from such account, other than strictly in accordance with the following sentence. On or prior to March 1, 2005 (the “Approval Date”) the Borrower shall be required to obtain approval for the use of an amount equal to 100% of the Net Sale Proceeds (except that no such approval shall be required to the extent the Borrower shall use such amount to prepay, on a pro rata basis, first, the Term Loans and second, the Revolving Loans, all in accordance with the terms and procedures set forth in this Section 4.4(d)) as follows: (i) with respect to $20,000,000 or less of the Net Sale Proceeds, such amount may be released from the Retained Proceeds Account on or prior to the Approval Date for any purpose with the consent of 75% of the Lenders (other than Defaulting Lenders), and (ii) with respect to more than $20,000,000 of the Net Sales Proceeds, such amount may be released from the Retained Proceeds Account on or prior to the Approval Date for any purpose with the consent of 100% of the Lenders (other than Defaulting Lenders).”

     (b) Section 5.1 of the Credit Agreement shall be amended by deleting the last paragraph thereof in its entirely and inserting the following in lieu thereof:

     “Notwithstanding anything in this Agreement to the contrary, on or prior to the Approval Date and subject to the terms of Section 4.4(d) relating thereto, the Borrower hereby agrees and acknowledges that at any time as the Borrower shall have $50,000,000 or more of aggregate cash or liquid investments on hand (including, without limitation, cash or investments held in the Retained Proceeds Account), the Borrower shall not request a Borrowing of any Revolving Loan hereunder and the Revolving Lenders shall not be obligated to make any such Revolving Loan to the Borrower; provided however that the Borrower may request the issuance of Letters of Credit in accordance with the terms of this Agreement, and provided further however that the Borrower may on or prior to the Approval Date request a Borrowing of Revolving Loans hereunder in order to repay, on a pro rata basis, first, the Term Loans and

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second, the Revolving Loans, all in accordance with the terms and procedures set forth in Section 4.4(d), so long as such Borrowing is in compliance in all respects with this Agreement and so long as the amount of such requested Borrowing does not exceed the amount of Revolving Loans repaid by the Borrower from the Net Sale Proceeds of the Automotive Business Sale pursuant to Section 4.4(d)(A). At any such time, prior to the Approval Date, that the Borrower shall request a Borrowing of any Revolving Loan, the Borrower shall be required, in connection with such request, to represent and warrant to the Administrative Agent and the Lenders that the Borrower has on hand less than $50,000,000 of aggregate cash and liquid investments or is otherwise in compliance with this provision. Further, notwithstanding anything in this Agreement to the contrary, including, without limitation Section 12.1(a), this paragraph may not be amended, modified or waived without the consent of the Required Lenders and the consent of 100% of the Revolving Lenders (other than, in each case, Defaulting Lenders).”

     2. Representations and Warranties. As of the date hereof, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

     (a) After giving effect to this Amendment No. 5 (i) no Unmatured Event of Default or Event of Default shall have occurred or be continuing and (ii) the representations and warranties of the Borrower contained in the Loan Documents shall each be true and correct in all material respects at and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which event such representation and warranties shall be true and correct as of such specified date.

     (b) The execution, delivery and performance, as the case may be, by the Borrower of this Amendment No. 5 and the other Loan Documents and transactions contemplated hereby are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approvals) of the Borrower, shall have received all necessary governmental approvals, and do not and will not contravene or conflict with any provision of law applicable to the Borrower, the certificate or articles of incorporation or bylaws of the Borrower, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon the Borrower. No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or other Person is required in connection with the execution, delivery and performance of this Amendment No. 5 or the transactions contemplated herein, other than those obtained and in full force and effect.

     (c) Each of this Amendment No. 5, the Credit Agreement and any other Loan Document is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except to the extent enforceability is limited by bankruptcy, insolvency or similar laws affecting the rights of creditors generally or by application of general principles of equity.

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     (d) On the Amendment Effective Date, each of the Borrower and the Subsidiary Guarantors is a duly organized and validly existing entity in good standing in its jurisdiction of incorporation or formation.

     3. Conditions. This Amendment No. 5 shall become effective as of August 30, 2004 (the “Amendment Effective Date”); provided, that the Administrative Agent shall have received: (a) counterparts of this Amendment No. 5 duly executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent and the percentage of Lenders required by the Credit Agreement with respect to each amendment set forth herein; and (b) from the Borrower all fees and expenses of legal counsel due and payable pursuant to Section 12.4 of the Credit Agreement (to the extent then invoiced).

     4. Affirmation of Subsidiary Guarantors. By its signature set forth below, each Subsidiary Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this Amendment No. 5 and the transactions contemplated hereby, the Subsidiary Guaranty of such Subsidiary Guarantor and each other Loan Document to which such Subsidiary Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

     5. Successors and Assigns. This Amendment No. 5 shall be binding on and shall inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assigns; provided that the Borrower may not assign its rights, obligations, duties or other interests hereunder without the prior written consent of the Administrative Agent and the Lenders. The terms and provisions of this Amendment No. 5 are for the purpose of defining the relative rights and obligations of the Borrower, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment No. 5.

     6. Entire Agreement. This Amendment No. 5, the Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire agreement of the parties with respect to the subject matter hereof.

     7. Incorporation of Credit Agreement. The provisions contained in Sections 12.4, 12.9 and 12.10 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety with respect to this Amendment No. 5.

     8. Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment No. 5 in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as amended as expressly set forth herein, and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this

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Amendment No. 5 shall not operate as a waiver of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

     9. Captions. Section captions used in this Amendment No. 5 are for convenience only, and shall not affect the construction of this Amendment No. 5.

     10. Severability. Whenever possible each provision of this Amendment No. 5 shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment No. 5 shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 5.

     11. Counterparts. This Amendment No. 5 may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment No. 5 by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment No. 5.

[signature pages immediately follow]

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     IN WITNESS WHEREOF, this Amendment No. 5 has been duly executed as of the date first written above.

GENCORP INC.
By:	/s/ Terry L. Hall
	Name:	TERRY L. HALL
	Title:	Chairman, President and Chief Executive Officer

Signature Page to Amendment No. 5

AEROJET-GENERAL CORPORATION, as Subsidiary Guarantor
By:	/s/ Yasmin R. Seyal
	Name:	YASMIN R. SEYAL
	Title:	Treasurer

AEROJET ORDNANCE TENNESSEE, INC., as Subsidiary Guarantor
By:	/s/ Dale G. Adams
	Name:	DALE G. ADAMS
	Title:	President

GENCORP PROPERTY INC., as Subsidiary Guarantor
By:	/s/ Terry L. Hall
	Name:	TERRY L. HALL
	Title:	President

GDX LLC, as Subsidiary Guarantor
By:	/s/ Terry L. Hall
	Name:	TERRY L. HALL
	Title:	President

AEROJET FINE CHEMICALS LLC, as Subsidiary Guarantor
By:	/s/ Yasmin R. Seyal
	Name:	YASMIN R. SEYAL
	Title:	Treasurer

AEROJET INVESTMENTS LTD., as Subsidiary Guarantor
By:	/s/ Frank V. Fogarty
	Name:	FRANK V. FOGARTY
	Title:	Vice President, Chief Financial Officer and Treasurer

RKO GENERAL, INC., as Subsidiary Guarantor
By:	/s/ Terry L. Hall
	Name:	TERRY L. HALL
	Title:	President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender, Administrative Agent and Facing Agent
By:	/s/ Susan LeFevre
	Name:	SUSAN LE FEVRE
	Title:	Director

BANK ONE, NA, as Lender
By:	/s/ Stephen C. Price
	Name:	STEPHEN C. PRICE
	Title:	Managing Director

ABN AMRO BANK N.V., as Lender
By:	/s/ Terrance J. Ward
	Name:	TERRANCE J. WARD
	Title:	Senior Vice President

By:	/s/ Peter J. Hallan
	Name:	PETER J. HALLAN
	Title:	Vice President

THE BANK OF NEW YORK, as Lender
By:	/s/ Elizabeth T. Ying
	Name:	ELIZABETH T. YING
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Chris Osborn
	Name:	CHRIS OSBORN
	Title:	Managing Director

NATIONAL CITY BANK, as Lender
By:	/s/ Kenneth M. Blackwell
	Name:	KENNETH M. BLACKWELL
	Title:	Vice President

THE NORTHERN TRUST COMPANY, as Lender
By:	/s/ Kathleen D. Schurr
	Name:	KATHLEEN D. SCHURR
	Title:	Vice President

WELLS FARGO BANK, N.A., as Lender
By:	/s/ Gregory J. Mellor
	Name:	GREGORY J. MELLOR
	Title:	Vice President

WACHOVIA BANK, N.A., as Lender
By:	/s/ Robert G. McGill, Jr.
	Name:	ROBERT G. MCGILL JR.
	Title:	Director

ING CAPITAL LLC, as Lender
By:	/s/ David Scott Orner
	Name:	DAVID SCOTT ORNER
	Title:	Vice President

AMMC CDO II, LIMITED, as Lender
By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ Chester M. Eng
	Name:	CHESTER M. ENG
	Title:	Senior Vice President

PACIFICA CDO IV, as Lender
By:	Alcentra as its Investment Manager

By:	/s/ D. Kawai
	Name:	D. KAWAI
	Title:	Senior Vice President

STANFIELD CLO, LTD., as Lender
By:	Stanfield Capital Partners LLC as its
Collateral Manager

By:	/s/ Christopher E. Jansen
	Name:	CHRISTOPHER E. JANSEN
	Title:	Managing Partner

WINDSOR LOAN FUNDING, LIMITED, as Lender
By:	Stanfield Capital Partners LLC as its
Investment Manager

By:	/s/ Christopher E. Jansen
	Name:	CHRISTOPHER E. JANSEN
	Title:	Managing Partner

STANFIELD ARBITRAGE CDO, LTD., as Lender
By:	Stanfield Capital Partners LLC as its
Collateral Manager

By:	/s/ Christopher E. Jansen

	Name:	CHRISTOPHER E. JANSEN
	Title:	Managing Partner

STANFIELD QUATTRO CLO, LTD., as Lender
By:	Stanfield Capital Partners LLC as its
Collateral Manager

By:	/s/ Christopher E. Jansen

	Name:	CHRISTOPHER E. JANSEN
	Title:	Managing Partner

HAMILTON CDO, LTD., as Lender
By:	Stanfield Capital Partners LLC as its
Collateral Manager

By:	/s/ Christopher E. Jansen

	Name:	CHRISTOPHER E. JANSEN
	Title:	Managing Partner

C-SQUARED CDO LTD, as Lender
By:	TCW Advisors, Inc.,
as its Portfolio Manager

By:	/s/ G. Steven Kalin
	Name:	G. STEVEN KALIN
	Title:	Senior Vice President

CELERITY CLO LIMITED, as Lender
By:	TCW Advisors, Inc.,
as Agent

By:	/s/ G. Steven Kalin
	Name:	G. STEVEN KALIN
	Title:	Senior Vice President

By:	/s/ Mark L. Gold
	Name:	MARK L. GOLD
	Title:	Managing Director

KZH CRESCENT-3 LLC, as Lender
By:	/s/ Hi Hua
	Name:	HI HUA
	Title:	Authorized Agent

TCW SELECT LOAN FUND, LIMITED, as Lender
By:	TCW Advisors, Inc.,
as its Collateral Manager

By:	/s/ G. Steven Kalin
	Name:	G. STEVEN KALIN
	Title:	Senior Vice President

By:	/s/ Mark L. Gold
	Name:	MARK L. GOLD
	Title:	Managing Director

FIRST 2004-I CLO, LTD., as Lender
By:	TCW Advisors, Inc.,
as its Collateral Manager

By:	/s/ G. Steven Kalin
	Name:	G. STEVEN KALIN
	Title:	Senior Vice President

By:	/s/ Mark L. Gold
	Name:	MARK L. GOLD
	Title:	Managing Director

VELOCITY CLO, LTD., as Lender
By:	TCW Advisors, Inc.,
as its Collateral Manager

By:	/s/ G. Steven Kalin
	Name:	G. STEVEN KALIN
	Title:	Senior Vice President

By:	/s/ Mark L. Gold
	Name:	MARK L. GOLD
	Title:	Managing Director

FIRST 2004-II CLO, LTD., as Lender
By:	TCW Advisors, Inc.,
as its Collateral Manager

By:	/s/ G. Steven Kalin
	Name:	G. STEVEN KALIN
	Title:	Senior Vice President

By:	/s/ Mark L. Gold
	Name:	MARK L. GOLD
	Title:	Managing Director

STANFIELD MODENA CLO, LTD., as Lender
By:	Stanfield Capital Partners LLC as its
Asset Manager

By:	/s/ Christopher E. Jansen
	Name:	CHRISTOPHER E. JANSEN
	Title:	Managing Partner

AVL LOAN FUNDING LLC as Lender
By:	/s/ Jason Trala
	Name:	JASON TRALA
	Title:	Attorney-in-Fact